UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23695

Popular Total Return Fund, Inc.

(Exact name of Registrant as specified in charter)

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, including Area Code: +1 (787) 754-4488

Javier Rubio Robles

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Date of fiscal year end: March 31

Date of reporting period: April 1, 2022 - March 31, 2023

Item 1.	Report to Stockholders.

(a)

POPULAR Total Return Fund, Inc.

MARCH 31, 2023

ANNUAL

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	23
Other Information	24
Management of the Fund	25
Statement Regarding Basis for Approval of Investment Advisory Contract	28
Statement Regarding Liquidity Risk Management Program	31

Popular Total Return Fund, Inc.	Portfolio Update

March 31, 2023 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholders:

We are pleased to present you with the annual report of the Popular Total Return Fund, Inc. (the “Fund”) for the fiscal year ended on March 31, 2023.

The Fund’s primary investment objective of long-term capital growth is achieved by investing most of the Fund’s assets in US large cap equity securities. To satisfy the Fund’s secondary investment objective of providing current income, the Fund, in the recent past, has allocated approximately between 20% to 30% of its assets to fixed-income instruments. Furthermore, the Fund seeks additional diversification benefits by investing across small and mid-capitalized domestic companies as well as in international equity markets.

For the fiscal year ended March 31, 2023, the Fund had the following returns:

Table I: Comparative Performance

	1 Year	3 Year*	5 Year*	10 Year*
Total Return - A shares (excluding max. sales charge)	-7.95%	9.16%	4.53%	6.35%
Total Return - C shares (excluding deferred sales charge)	-8.62%	8.35%	3.75%	5.55%
Total Return - A shares (including max. sales charge)	-12.55%	7.31%	3.46%	5.81%
Total Return - C shares (including max. deferred sales charge)	-9.53%	8.35%	3.75%	5.55%
S&P Target Risk Growth TR Index**	-5.42%	8.71%	4.73%	6.04%

*	Annualized Returns for the period

**	S&P Target Risk Growth Total Return Index is a trademark of S&P Global.

FUND AND MARKET PERFORMANCE REVIEW

The period covered by the Fund’s most recent fiscal year was one of the worst in recent history. Impacted by a significant and fast pace increase in interest rates, both the bond and equity global markets, as well as most other asset classes, ended the period posting negative returns.

A strong job market and high levels of inflation led the US Federal Reserve to hike interest rates significantly in an attempt to slow down the economy and bring down inflation. During the period covered by the Fund’s latest fiscal year, the US Federal Reserve increased the federal funds rate from 0.25% to 4.75%. The federal funds rate had not been this high in more than a decade. The steep increase in interest rates also brought about unforeseen consequences, including the collapse of two regional banks by the end of the Fund’s fiscal year. This perceived liquidity crisis brought about a turnaround in the markets as long-term interest rates began to decline and the stock market experienced a mild recovery, finishing the period covered by the Fund’s fiscal year just above the lowest levels for said period. By the end of the Fund’s fiscal year, a few banks continued to struggle under the high interest rate environment. Market expectations began to change as pressure began to mount on the US Federal Reserve to start reversing its monetary policy to avoid further stress on the financial system.

Annual Report | March 31, 2023	1

Popular Total Return Fund, Inc.	Portfolio Update

March 31, 2023 (Unaudited)

For the fiscal year, the Fund held a cautious to moderate exposure to stocks as result of the economic and financial uncertainties described above, which were compounded by geopolitical risks. This more conservative tactical strategy kept the average allocation to risk assets within the 65% to 70% range in stocks, which is lower than what the Fund had averaged in previous periods. Nevertheless, there was no place to hide as most major markets and asset classes had negative returns for the period, leading the Fund to post a -7.95% return (A shares) for the fiscal year. The S&P Target Risk Growth Total Return Index had a -5.42% return for the same period. This benchmark index replicates the performance of a moderate asset allocation with a target of 60% stocks and 40% bonds.

Expectations about US Federal Reserve policy dominated both stock and bond markets returns during the fiscal year. The US Federal Reserve remained steadfast in its stance that inflation was persistent and remained firm in their endeavor to increase interest rates and reduce market liquidity. The war between Russia and Ukraine continued to contribute to global uncertainty and inflation as commodity prices trended higher, exerting pressure on interest rates to move in the same direction. As interest rates increased, it negatively impacted equity and bond markets as well as global economic expectations.

Table II presents the Fund’s base case asset distribution as well as its actual asset distribution as of March 31, 2023.

Table II: Fund Assets Distribution*

	Base Case	As of 3/31/23
US Large-Cap Equities	30.0%	32.0%
US Mid-Cap Equities	4.0%	7.0%
US Small-Cap Equities	2.0%	4.0%
International Developed Markets	20.0%	21.0%
International Emerging Markets	4.0%	2.0%
Fixed Income	40.0%	33.0%
Cash	0.0%	1.0%
Total	100.0%	100.0%

*	Percentage of portfolio assets – All allocations are subject to change.

The differences in asset distribution between the base case and the actual portfolio represent tactical asset allocation shifts implemented to provide the Fund with the asset mix where the Fund’s adviser expects relative outperformance.

EQUITY INVESTMENTS

Exposure to the equity market was achieved by investing in shares of Exchange Traded Funds (ETFs), rather than by investing in individual stocks. These baskets of securities are designed to closely track the performance of specific market indices or sectors. The use of ETFs generally lowers overall transaction costs, as compared to managing a portfolio comprised of individual stocks. In addition, it increases trading flexibility and allows for efficient asset allocation shifts. It also reduces the risks associated with selecting individual stocks.

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Popular Total Return Fund, Inc.	Portfolio Update

March 31, 2023 (Unaudited)

As of March 31, 2023, the composition of the Fund’s equity portfolio was distributed as follows:

Equity Investment Distribution as of 3/31/2023*

*	Percentage of assets of equity investments portfolio - All allocations are subject to change.

FIXED-INCOME INVESTMENTS

The role of fixed-income investments in the Fund is primarily to provide preservation of capital and a source of current income and diversification. The value of these securities tends to move opposite to interest rates and tends to have a low correlation to the return of equity investments. The Fund invests in fixed-income instruments including government-backed mortgage securities (including FNMA, GNMA and others) and U.S. Treasury securities.

As of the end of March 31, 2023, the composition of the Fund’s fixed income portfolio was distributed as follows:

Fixed Income and Cash Distribution as of 3/31/2023*

*	Percentage of assets of fixed-income portfolio - All allocations are subject to change.

Annual Report | March 31, 2023	3

Popular Total Return Fund, Inc.	Portfolio Update

March 31, 2023 (Unaudited)

Monetary tightening is either at, or close to, an end, and markets will be looking for an increase in leading economic indicators to begin a sustainable recovery. While a moderate U.S. economic expansion continues, the outlook for the world’s major economies has become significantly more complicated. The war in Ukraine, China’s brewing tensions with Taiwan, and persistent high inflation point to higher geopolitical risk and increased market uncertainty, making portfolio diversification as important as ever. While the near-term outlook can be uncertain, the key to longer-term success is a commitment to maintaining prudent exposure to financial markets over time.

Sincerely,

Javier Rubio, CFA

President

Please note that any disclosure of the Fund’s holdings is as of March 31, 2023, and is subject to change. This document should not be viewed as investment advice or an offer by the Fund or Popular Securities LLC to sell or a solicitation to buy any of the securities of the Fund. The offer to buy these securities is made exclusively through the Prospectus of the Fund, which can be obtained through Popular Securities. An investment in any common stock class of the Fund is subject to an initial sales charge and annual operational expenses. Please obtain a copy of the Prospectus from your financial consultant for additional information regarding the Fund, including the investment objectives, principal strategies, fees and expenses, leverage, risk considerations, and other details of the Fund. Past performance is not indicative of future performance. Investment products are not insured by the FDIC, are not deposits, obligations, nor are guaranteed by Banco Popular de Puerto Rico and involve risks, including the possible loss of principal.

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Popular Total Return Fund, Inc.	Schedule of Investments

March 31, 2023

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (17.59%)(a)
$1,248,717	GNMA II Pool BQ2084	2.000%	02/20/36	$1,128,893
952,326	GNMA II Pool BQ2089	2.000%	03/20/36	860,957
911,105	GNMA II Pool BQ2072	2.000%	11/20/50	755,917
1,338,536	GNMA II Pool BQ2080	2.000%	01/20/51	1,110,564
1,247,552	GNMA II Pool BZ3667	2.000%	01/20/51	1,035,009
919,110	GNMA II Pool BQ2090	2.000%	03/20/51	762,538
1,790,482	GNMA II Pool BQ2093	2.000%	04/20/51	1,476,405
335,117	GNMA Pool 733426	2.500%	06/15/30	311,302
739,550	GNMA II Pool 635160	2.500%	01/20/47	637,542
346,997	GNMA Pool 783588	3.000%	06/15/27	336,900
727,541	GNMA Pool 758874	3.000%	04/15/38	678,139
870,993	GNMA Pool 635189	3.000%	04/15/47	802,765
722,524	GNMA Pool AZ5544	3.000%	07/15/47	664,892
1,205,207	GNMA II Pool AD6342	3.000%	08/20/47	1,082,782
523,083	GNMA Pool 609166	4.000%	07/15/33	498,648
395,594	GNMA Pool 711449	5.000%	08/15/39	409,117
28,283	GNMA Pool 636420	5.500%	12/15/29	28,858
41,230	GNMA Pool 528152	5.500%	01/15/34	42,061
10,020	GNMA Pool 608569	5.500%	03/15/34	10,217
16,131	GNMA Pool 615230	6.000%	11/15/33	16,431
28,548	GNMA Pool 608593	6.500%	04/15/34	29,413
Total Puerto Rico GNMA Bonds				12,679,350
(Cost $14,702,104)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (3.89%)(b)
910,902	FNMA Pool BQ7430	1.500%	09/01/36	801,072
902,773	FNMA Pool CB1622	2.000%	08/01/51	748,713
602,820	FNMA Pool AX5539	3.000%	07/01/46	551,199
389,837	FNMA Pool AV7031	3.500%	11/01/29	380,637
327,218	FNMA Pool AX5538	3.500%	07/01/31	319,474
Total Puerto Rico Fannie Mae Bonds				2,801,095
(Cost $3,151,847)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (1.11%)(c)
969,230	Freddie Mac Pool QC 7890	2.000%	09/01/51	802,700
(Cost $977,696)

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (10.39%)
2,500,000	U.S. Treasury Bill(d)	0.000%	08/10/23	2,457,985
650,000	U.S. Treasury Note	2.750%	07/31/23	645,709
400,000	U.S. Treasury Note	2.750%	02/15/24	393,297
1,850,000	U.S. Treasury Bill	0.000%	06/22/23	1,831,094
1,400,000	U.S. Treasury Note	3.000%	07/31/24	1,374,516

See Notes to Financial Statements.

Annual Report | March 31, 2023	5

Popular Total Return Fund, Inc.	Schedule of Investments

March 31, 2023

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (10.39%) (continued)
$800,000	U.S. Treasury Note	3.250%	08/31/24	$787,875
Total US Government and Agency Obligations				7,490,476
(Cost $7,529,930)

Shares/Description		Value
EXCHANGE TRADED FUNDS (66.16%)
International Index Funds (22.98%)
329,046	Vanguard FTSE Developed Markets ETF	$14,863,008
42,080	Vanguard FTSE Emerging Markets ETF	1,700,032
		16,563,040
US Index Funds (43.18%)
13,900	iShares Russell 2000 ETF	2,479,760
22,300	Vanguard Mid-Cap ETF	4,703,516
62,375	Vanguard S&P 500 ETF	23,457,366
5,400	Vanguard S&P Small-Cap 600 ETF	479,465
		31,120,107
TOTAL EXCHANGE TRADED FUNDS
(Cost $38,753,818)		47,683,147

Total Investments (99.14%)
(Cost $65,115,395)		$71,456,768

Other Assets In Excess Of Liabilities (0.86%)		617,447
NET ASSETS (100.00%)		$72,074,215

(a)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(b)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(c)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

See Notes to Financial Statements.

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Popular Total Return Fund, Inc.	Statement of Assets and Liabilities

March 31, 2023

ASSETS:
Investments in securities, at fair value (cost $65,115,395)	$71,456,768
Cash and cash equivalents	1,286,283
Interest receivable	51,336
Receivable for fund shares issued	96
Prepaid and other assets	39,211
Total Assets	72,833,694

LIABILITIES:
Payable for fund shares redeemed	66,161
Payable for distributions to shareholders	505,617
Payable for shareholder servicing	35,011
Payable to Adviser	30,404
Payable to fund accounting and administration	5,110
Payable for Transfer Agency fees	1,979
Payable to Directors	9,473
Payable for Legal fees	21,877
Payable for Compliance fees	921
Payable for Custodian fees	10,216
Payable for Audit fees	62,782
Other payables	9,928
Total Liabilities	759,479
Net Assets	$72,074,215

NET ASSETS CONSIST OF:
Paid-in capital - $0.01 par value, 2,000,000,020 shares authorized, 2,987,469 issued and outstanding	$4,066,845
Total distributable earnings	68,007,370
Net Assets	$72,074,215

PRICING OF SHARES:
Class A Shares
Net Assets	$68,309,690
Shares outstanding	2,829,534
Net asset value per share	$24.14
Class C Shares
Net Assets	3,764,525
Shares outstanding	157,935
Net asset value per share	$23.84

See Notes to Financial Statements.

Annual Report | March 31, 2023	7

Popular Total Return Fund, Inc.	Statement of Operations

For the year ended March 31, 2023

INVESTMENT INCOME:
Interest	$574,565
Dividends	1,017,901
Total Investment Income	1,592,466

EXPENSES:
Investment Adviser fees	389,570
Distribution Fees
Class A	177,478
Class C	65,539
Accounting and Administration fees	79,866
Compliance fees	12,683
Transfer agent fees	39,946
Audit and audit related fees	81,828
Legal fees	78,500
Custodian fees	7,946
Director fees	20,785
Printing fees	48,603
Insurance fees	95,186
Other fees	9,028
Total Expenses	1,106,958
Net Investment Income	485,508

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on:
Investments	1,171,446
Net realized gain	1,171,446
Net change in unrealized depreciation on:
Investments	(9,602,393)
Net change in unrealized depreciation	(9,602,393)
Net Realized and Unrealized Loss on Investments	(8,430,947)
Net Decrease in Net Assets Resulting from Operations	$(7,945,439)

See Notes to Financial Statements.

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Popular Total Return Fund, Inc.	Statements of Changes in Net Assets

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$485,508	$202,878
Net realized gain	1,171,446	5,170,568
Net change in unrealized depreciation	(9,602,393)	(3,467,104)
Net increase/(decrease) in net assets resulting from operations	(7,945,439)	1,906,342

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A dividends	(505,617)	(306,465)
Net decrease in net assets from distributions to shareholders	(505,617)	(306,465)

CAPITAL SHARE TRANSACTIONS:
Class A Common Shares:
Proceeds from shares issued	13,523,835	9,812,376
Reinvestment of dividends	125,110	70,775
Cost of shares redeemed	(12,639,909)	(5,935,750)
Net increase in net assets from capital share transactions	1,009,036	3,947,401

CAPITAL SHARE TRANSACTIONS:
Class C Common Shares:
Proceeds from shares issued	6,300	2,022,785
Cost of shares redeemed	(13,033,675)	(585,113)
Net increase/(decrease) in net assets from capital share transactions	(13,027,375)	1,437,672

Net Increase/(Decrease) in Net Assets	(20,469,395)	6,984,950

NET ASSETS:
Beginning of period	92,543,610	85,558,660
End of period	$72,074,215	$92,543,610

See Notes to Financial Statements.

Annual Report | March 31, 2023	9

Popular Total Return Fund, Inc.	Financial Highlights

Class A	For a share outstanding during the years presented

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Net asset value - beginning of period	$26.42	$25.93
Income/(loss) from investment operations:
Net investment income(a)	0.17	0.15
Net realized and unrealized gain/(loss)(a)	(2.27)	0.45
Total income/(loss) from investment operations	(2.10)	0.60
Less distributions:
Dividends from net investment income	(0.18)	(0.11)
Total distributions	(0.18)	(0.11)
Net increase/(decrease) in net asset value	(2.28)	0.49
Net asset value - end of period	$24.14	$26.42
Total Return(b)(c)	(7.95%)	2.30%
Supplemental Data:
Net assets, end of period (in thousands)	$68,310	$74,219
Ratios to Average Net Assets(d)
Ratio of gross expenses to average net assets(e)	1.37%	1.28%
Ratio of net expenses to average net assets(e)	1.37%	1.28%
Ratio of net investment income to average net assets	0.73%	0.55%
Portfolio turnover rate	18%	21%

(a)	Based on daily average outstanding common shares of 2,987,279 for the fiscal year ended March 31, 2023 and 2,884,882 for the fiscal year ended March 31, 2022.

(b)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.

(c)	Total return excludes the effect of initial and contingent deferred sales charges.

(d)	Based on daily average net assets attributable to common shares of $70,976,355 for the fiscal year ended March 31, 2023 and $78,266,280 for the fiscal year ended March 31, 2022.

(e)	Expenses include both operating and interest expenses. However, expenses do not include operating expenses of any underlying investment fund in which the Fund invests.

See Notes to Financial Statements.

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Popular Total Return Fund, Inc.	Financial Highlights

Class C	For a share outstanding during the years presented

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Net asset value - beginning of period	$26.09	$25.70
Income/(loss) from investment operations:
Net investment loss(a)	(0.12)	(0.32)
Net realized and unrealized gain/(loss)(a)	(2.13)	0.71
Total income/(loss) from investment operations	(2.25)	0.39
Net increase/(decrease) in net asset value	(2.25)	0.39
Net asset value - end of period	$23.84	$26.09
Total Return(b)(c)	(8.62%)	1.52%
Supplemental Data:
Net assets, end of period (in thousands)	$3,765	$18,325
Ratios to Average Net Assets(d)
Ratio of gross expenses to average net assets(e)	2.08%	2.46%
Ratio of net expenses to average net assets(e)	2.08%	2.46%
Ratio of net investment loss to average net assets	(0.50%)	(1.19%)
Portfolio turnover rate	18%	21%

(a)	Based on daily average outstanding common shares of 273,908 for the fiscal year ended March 31, 2023 and 704,631 for the fiscal year ended March 31, 2022.

(b)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.

(c)	Total return excludes the effect of initial and contingent deferred sales charges.

(d)	Based on daily average net assets attributable to common shares of $6,514,140 for the fiscal year ended March 31, 2023 and $18,861,953 for the fiscal year ended March 31, 2022.

(e)	Expenses include both operating and interest expenses. However, expenses do not include operating expenses of any underlying investment fund in which the Fund invests.

See Notes to Financial Statements.

Annual Report | March 31, 2023	11

Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular Total Return Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered under the 1940 Act. The Fund was incorporated on January 31, 2001 and started operations on March 27, 2001.

The Fund’s primary investment objective is to seek long-term capital appreciation and portfolio securities are selected primarily with a view of achieving this objective. Current income is a secondary objective in the selection of investments. There can be no assurance that the Fund will achieve its objectives. The Fund will pursue its objective by investing, under normal market conditions, based on investments and other requirements and limitations, as described in Note 7.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with United States (“U.S.”) generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the 1940 Act, by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At March 31, 2023, cash and cash equivalents consisted of a time deposit open account amounting to $1,286,283 with J.P. Morgan Chase N.A.

(b)	Valuation of Investments – All securities are presented at fair value, which is determined by ALPS Fund Services, Inc. (“Fund Administrator”), with the assistance of the Investment Adviser, Popular Asset Management LLC (Refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As such, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

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Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from U.S. income taxes, except for dividends received from U.S. sources, which are subject to a 10% U.S. withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. Federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years.

The balance of undistributed net investment income and of accumulated net realized gain on investments reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent (See Note 8).

(d)	Share subscriptions and redemptions – The Fund currently offers two classes of Common Stock: Class A shares and Class C shares. Class A shares are sold at the Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 3.50% charged by broker-dealers. The initial sales charge may be reduced or waived for certain purchasers. Class C shares are sold at the NAV with no initial sales charge. However, a contingent deferred sales charge of 1.00% will be paid on redemptions made within twelve months of purchase.

Shares of each class may be redeemed on each business day of the week on which the New York Stock Exchange (“NYSE”) is open for trading at a price per share equal to the NAV per share of such Class determined as of the close of trading on the NYSE on the date of receipt of the request for redemption.

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees. Refer to Note 4 – Capital Share Transactions.

(e)	Dividends and Distributions to Shareholders – The Fund declares and pays annually a dividend of substantially all of its net investment income, if any. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. Dividends that are reinvested are credited to shareholders’ accounts in additional shares of the same class at the NAV per share of such class, not subject to initial sales charge or contingent deferred sales charge, as of the close of business on the ex-dividend date. The Fund records dividends to its shareholders on the ex-dividend date.

Annual Report | March 31, 2023	13

Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

(f)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the fiscal year ended March 31, 2023, the Fund decreased interest income in the amount of $23,000 related to realized loss on mortgage-backed securities paydowns. However, for purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses (See Note 8).

(g)	Allocation of Income, Fund-level Expenses, and Realized and Unrealized Gains or Losses – The Fund uses the fair value of shares outstanding method for allocating income, fund-level expenses, and realized and unrealized gains or losses. Under this method, each class of shares participates based on the total net asset value of its shares in proportion to the total net assets of the Fund. This method is the primary method used to allocate income, fund-level expenses, and realized and unrealized gains and losses for calculating the net asset value of a nondaily dividend fund. Class-level expenses are charged directly to the individual classes to which they relate.

(h)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the average cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

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Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On August 4, 2022, the Board of Directors of the Fund appointed Popular Asset Management LLC, a subsidiary of Popular, Inc., as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s Net Asset Value is calculated on a particular day.
●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgement of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Annual Report | March 31, 2023	15

Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Exchange Traded Funds (ETFs): ETFs are priced continuously during normal trading hours in an active exchange market. The NAV of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

Obligations of U.S. Government sponsored entities and U.S. Agency Securities: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S agency securities are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Puerto Rico GNMA Bonds	$–	$12,679,350	$–	$12,679,350
Puerto Rico Fannie Mae Bonds	–	2,801,095	–	2,801,095
Puerto Rico Freddie Mac Bonds	–	802,700	–	802,700
International Index Funds	16,563,040	–	–	16,563,040
US Government and Agency Obligations	–	7,490,476	–	7,490,476
US Index Funds	31,120,107	–	–	31,120,107
Total	$47,683,147	$23,773,621	$–	$71,456,768

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

There were no purchase, sale or transfers into or out of level 3 securities during the fiscal year ended March 31, 2023.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of March 31, 2023 there were no temporary cash investments.

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Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, DISTRIBUTOR, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Fund, Popular Asset Management LLC, a subsidiary of Popular, Inc., acts as the Investment Adviser of the Fund. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2023, investment advisory fees amounted to $389,570.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting, transfer agent and investor accounting services to the Fund. The fees related to this service are calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the fiscal year ended March 31, 2023, the administrative fees and transfer agent fees amounted to $79,866 and $39,946, respectively. The Fund maintains its cash accounts with JPMorgan Chase. The Fund did not receive interest income from these accounts during the fiscal year ended March 31, 2023.

JPMorgan Chase has been retained to provide custody services to the Fund. For the year ended March 31, 2023 the custody fees amounted to $7,946.

Popular Securities LLC, an affiliate, serves as distributor (“Distributor”) of the shares of Common Stock of the Fund. Pursuant to a Distribution Plan, the Fund makes monthly payments to the Distributor for the distribution of the Fund’s shares. The fees related to this service are calculated at an annual rate of 0.25% and 1.00% for Class A shares and Class C shares, respectively, of the Fund's daily average net assets of each class. For the fiscal year ended March 31, 2023, distribution fees amounted to $177,478 and $65,539 for Class A shares and Class C shares, respectively. During the fiscal year ended March 31, 2023, the distributor received sales charges amounting to approximately $431 from sales of shares.

Certain officers of the Fund are also officers and directors of Banco Popular de Puerto Rico or its affiliates. The other three directors of the Fund’s Board are independent and are paid based upon an agreed fee of $1,000 per meeting. The three independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the fiscal year ended March 31, 2023, the compensation expense for the three independent directors of the Fund was $20,785.

Prior to May 21, 2021, the Fund was not registered under the U.S. Investment Company Act of 1940, as amended, and therefore was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular de Puerto Rico, Popular Securities LLC, or their respective affiliates ("Affiliated Transactions"). In that regard, the Board of Directors of the Fund adopted a set of procedures ("Procedures") for Affiliated Transactions in an effort to address potential conflicts of interest that may arise.

The affiliates of the Fund may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

Annual Report | March 31, 2023	17

Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

NOTE 4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 2,000,000,020 shares of common stock, par value $0.01 per share, which may be divided into different series and classes.

Per the Fund’s prospectus, Shares may be exchanged for shares of the same class of any other fund that is part of the Popular Family of Funds.

Capital share transactions for the fiscal year ended March 31, 2023 and the fiscal year ended March 31, 2022, were as follows:

Common shares:	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Class A:
Common shares outstanding - beginning of period	2,809,541	2,657,996
Common shares issued	554,805	367,241
Common shares issued as reinvestment of dividends	4,665	2,736
Common shares redeemed	(539,477)	(218,432)
Common shares outstanding - end of period	2,829,534	2,809,541

Class C:

Common shares outstanding - beginning of period	702,270	647,728
Common shares issued	277	76,630
Common shares redeemed	(544,612)	(22,088)
Common shares outstanding - end of period	157,935	702,270

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased, excluding short term transactions, for the fiscal year ended March 31, 2023 were $8,380,363 and the proceeds from sales, maturities, and paydowns of portfolio securities, excluding short-term transactions, for the fiscal year ended March 31, 2023 were $24,077,399. Investment transactions in long-term U.S. Government Obligations for the fiscal year ended March 31, 2023 were $6,926,949 for securities purchased and $6,390,070, for the proceeds from sales.

All investment transactions were made with unaffiliated parties.

NOTE 6. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

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Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At March 31, 2023, the Fund had the following investments in issuers located in the United States of America that are not guaranteed by the U.S. Government:

Issuer	Aggregate Market Value	Percentage of Net Assets
iShares Russell 2000 ETF	$2,479,760	3.44%
Vanguard FTSE Developed Markets ETF	14,863,008	20.62%
Vanguard FTSE Emerging Markets ETF	1,700,032	2.36%
Vanguard Mid-Cap ETF	4,703,516	6.53%
Vanguard S&P 500 ETF	23,457,366	32.55%
Vanguard S&P Small-Cap 600 ETF	479,465	0.67%

As of March 31, 2023, the Fund had $1,286,283 on deposit with JP Morgan Chase, which represents approximately 1.78% of the net assets of the Fund.

As stated in the Prospectus, the Fund will ordinarily invest at least 20% of its total assets in Puerto Rico obligations (the “20% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 7. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED GAIN ON INVESTMENTS AND NET REALIZED GAIN ON INVESTMENTS FOR TAX PURPOSES

As a result of certain reclassifications made for financial statements presentation, the Fund’s net investment income and net realized gain on investments reflected in the financial statements differ from distributable net investment income and net realized gain on investments for tax purpose, respectively, as follows:

Net investment income	$485,508
Reclassification of realized gain (loss) on securities’ paydowns	23,000
Distributable net investment income for tax purposes	$508,508

Net realized gain on investments	$1,171,446
Reclassification of realized gain (loss) on securities’ paydowns	(23,000)
Net realized gain on investments, for tax purposes	$1,148,446

Annual Report | March 31, 2023	19

Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investment for tax purposes	$65,115,395
Gross appreciation	9,486,020
Gross depreciation	(3,144,647)
Net appreciation/(depreciation)	$6,341,373

For the fiscal year ended March 31, 2023, the Fund distributed $505,617 from net investment income to shareholders. The undistributed net investment income and accumulated net realized gain on investments (for tax purposes) at March 31, 2023 were as follows:

Undistributed net investment income, beginning of the year	$288,941
Distributable net investment income for the year	508,508
Dividends	(505,617)
Undistributed net investment income, end of the year	$291,832

Accumulated net realized gain on investments, beginning of the year	$60,225,719
Net realized gain on investments for the year	1,148,446
Accumulated net realized gain on investments, end of the year	$61,374,165

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 9. RISKS AND UNCERTAINTIES

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund's prospectus and statement of additional information provide details of the risks the Fund is subject to. The below is a summary of certain risks which could affect the Fund’s performance.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

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Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk. Additionally, the Fund’s cash balance includes a time deposit open account with J.P. Morgan Chase N.A. in the amount of $1,286,283, which exceeds the FDIC $250,000 insurance coverage.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.

Annual Report | March 31, 2023	21

Popular Total Return Fund, Inc.	Notes to Financial Statements

March 31, 2023

NOTE 10. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund's management has evaluated events for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no events that required disclosure in or adjustment to the accompanying financial statements.

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Popular Total Return Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Popular Total Return Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Popular Total Return Fund, Inc. (the "Fund") as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the two years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

San Juan, Puerto Rico

May 30, 2023

We have served as the auditor of one or more investment companies in Popular Family of Funds since 2001, which includes periods before the Company became subject to SEC reporting requirements.

Annual Report | March 31, 2023	23

Popular Total Return Fund, Inc.	Other Information

March 31, 2023 (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders was held on July 28, 2022 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.	Election of Directors. The stockholders of the Fund elected Juan O. Guerrero, Jorge I. Vallejo, Carlos A. Pérez and Enrique Vila del Corral to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2023 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Juan O. Guerrero	2,755,912	688,044
Jorge I. Vallejo	2,789,958	653,998
Carlos A. Pérez	2,789,958	653,998
Enrique Vila del Corral	2,738,261	705,695

2.	Independent Auditors. The stockholders of the Fund ratified the selection of PricewaterhouseCoopers as the independent auditors of the Fund for the fiscal year ending 2023.

For	Against	Abstain
2,768,246	21,711	653,998

Statement Regarding Availability of Quarterly Portfolio Schedule

The complete schedule of portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-754-4488.

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

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Popular Total Return Fund, Inc.	Management of the Fund

March 31, 2023 (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-754-4488.

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
INTERESTED DIRECTORS
Juan O. Guerrero Preston(1)(2)*** Banco Popular de Puerto Rico, 209 Ponce de Leon Ave., Popular Center, 3rd Floor, San Juan, Puerto Rico 00918 (1959)	Chairman of the Board and President (since 2012)	Director since 2001	Executive Vice President of Banco Popular overseeing the Financial and Insurance Services Group since April 2004; Director of the Popular Family of Funds since 2001; Director of various wholly-owned subsidiaries of Popular, Inc., and Director of SER de Puerto Rico since December 2010.	3 funds	None
INDEPENDENT DIRECTORS
Enrique Vila del Corral**** Professional Offices Park ROC Company Building, Carr. San Roberto #1000, Rio Piedras, PR 00926 (1945)	Director	Director since 2001	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds; Director of V. Suarez Group of Companies.	10 funds	None
Jorge Vallejo**** Vallejo &Vallejo, 1610 Ponce de León Ave., Parada 23, Santurce, PR 00912 (1954)	Director	Director since 2001	Managing Partner of Vallejo & Vallejo from April 1992 to 2020, a real estate appraisal and consulting firm in San Juan Puerto Rico; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds.	10 funds	None

Annual Report | March 31, 2023	25

Popular Total Return Fund, Inc.	Management of the Fund

  March 31, 2023 (Unaudited)

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Carlos Pérez *** Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968 (1954)	Director	Director since 2001	President of the Caribbean and Latin American Region of Pediatrix Medical Group since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Director of the “Administración de Servicios de Salud de Puerto Rico” from 2001 to 2009; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.	3 funds	None
OFFICERS
Manuel Rodriguez- Boissen, Esq.(2) (1977)	Secretary	Since 2018	Mr. Rodriguez-Boissen has been an attorney at Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund, since 2002 and a Member since 2012. Mr. Rodriguez-Boissen’s practice focuses on public-private partnerships, corporate and public finance and regulatory compliance for clients engaged in the financial services industry, including the Popular Family of Funds.	N/A	None

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Popular Total Return Fund, Inc.	Management of the Fund

March 31, 2023 (Unaudited)

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
James A. Gallo (1964)	Treasurer	Since 2022

Mr. Gallo has served as Treasurer and Principal Financial Officer of each of the Popular Family of Funds since December 2022. Mr. Gallo has been a Senior Principal Consultant, Foreside Management Services, LLC, since May 2022. Prior to joining Foreside, Mr. Gallo was a Director of Fund Services, Bank of New York Mellon from 2002 to 2021.

				N/A	None

(1)	Affiliated person of the Adviser.

(2)	Such director or officer is a director or officer of one or more other investment companies for which the Adviser acts as investment adviser or co-investment adviser.

(3)	Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.

***	The Affiliated Funds consist of Popular High Grade Fixed Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”). The Popular Family of Funds is managed by Popular Asset Management LLC.

****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co-Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.

Annual Report | March 31, 2023	27

Popular Total Return Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

March 31, 2023 (Unaudited)

The Board of Directors (the “Board”) of Popular Total Return Fund, Inc. (the “Fund”) met on May 19, 2022 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management LLC, the Fund’s investment adviser (the “Advisor”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisor, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objectives. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Advisor with respect to such matters.

The independent members of the Board (collectively, the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Advisor. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Advisor’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, the nature, extent and quality of the Advisor’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Advisor provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Advisor provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non advisory services the Advisor provides to manage and operate the Fund (in addition to those provided by other third parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

28	(787) 754-4488 | www.popular.com

Popular Total Return Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

March 31, 2023 (Unaudited)

In addition to the services provided by the Advisor, the Independent Directors also considered the risks borne by the Advisor in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Advisor, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one , three , five , and ten year periods ended December 31, 2021 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Advisor in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds. The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Advisor’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Advisor with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Advisor had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Annual Report | March 31, 2023	29

Popular Total Return Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

March 31, 2023 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Advisor’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Advisor for the year ended December 31, 2021. The Independent Directors also considered the overall financial condition of the Advisor and the Advisor’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Advisor derived from its relationship with the Fund for the fiscal year ended March 31, 2022 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Advisor’s revenues, expenses and net income (pre tax and after tax) and the net profit margins (pre tax and after tax). The Independent Directors also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund by Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Advisor’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given the assets of each Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Advisor. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Advisor may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Advisor may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and concluded that the indirect benefits received were reasonable.

30	(787) 754-4488 | www.popular.com

Popular Total Return Fund, Inc.	Statement Regarding Liquidity Risk Management Program

March 31, 2023 (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors' interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid”. Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund's assets.

At a meeting held on May 19, 2022, the Advisor presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the quarter ended March 31, 2022, and stated the following:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end Fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

Annual Report | March 31, 2023	31

INVESTMENT ADVISER

Popular Asset Management LLC

209 Muñoz Rivera Avenue

Popular Center North Tower, 4th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR AND TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

CUSTODIAN

JPMorgan Chase

1111 Polaris Parkway

Columbus, OH 43240

LEGAL COUNSEL

Pietrantoni Méndez & Alvarez LLC

208 Ponce de León Avenue, Floor 19

San Juan, Puerto Rico 00918

IINDEPENDENT REGISTERED PUBLIC ACCOUNTANT

PricewaterhouseCoopers LLP

PO Box 363566

San Juan, Puerto Rico 00936-3566

DIRECTORS AND OFFICERS

Jorge I. Vallejo

Director

Carlos A. Pérez

Director

Enrique Vila del Corral

Director

James Gallo

Treasurer

Manuel Rodríguez-Boissén, Esq.

Secretary

Javier Rubio

President

Remember that shares of the Fund:

●	Are not bank deposits and are not insured by the FDIC or any other governmental agency.

●	Are not obligations of or guaranteed by Banco Popular de Puerto Rico or any other bank.

●	Are subject to investment risks, including possible loss of the principal amount invested.

(b)	N/A

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics referred to above in Item 2(a) were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics referred to above in Item 2(a) were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Directors (“Board”) of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has designated Enrique Vila del Corral as the Registrant’s Audit Committee Financial Experts. Mr. Corral is “independent” as that term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: Audit fees are fees related to the audit of and review of the Fund’s financial statements included in annual reports and registration statements and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The aggregate fees billed for last fiscal year for professional services rendered by PricewaterhouseCoopers, LLC (“PwC”) for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those were $53,667 for the fiscal year ended March 31, 2023 and $47,000 for the fiscal year ended March 31, 2022.

(b)	Audit-Related Fees: Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but are not reported as audit fees. There were no aggregate fees billed in each of the last two fiscal years ending March 31, 2023 and March 31, 2022 for assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements.

(c)	Tax Fees: Tax fees are fees associated with tax compliance, tax advice and tax planning. The aggregate fees billed in the last two fiscal years for professional services rendered by PwC for tax compliance were $9,333 for the fiscal year ended March 31, 2023 and $9,000 for fiscal year ended March 31, 2022.

(d)	All Other Fees: Other fees are fees billed by PwC for products and services provided to the Fund other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above for the fiscal year ended March 31, 2023. The aggregate fees billed for professional services rendered by PwC for Other Fees were $16,667 for the fiscal year ended March 31, 2023 and $14,000 for the fiscal year ended March 31, 2022.

(e)	(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees: The aggregate non-audit fees billed by PwC for services rendered to the Registrant, its co-investment advisers and any entity controlling, controlled by or under common control with the co-advisers that provide ongoing services to the Registrant for the fiscal year ended March 31, 2022, were $721,402 and for the fiscal year ended March 31, 2023, were $1,119,242.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant

Item 6.	Investments.

(a)	Schedule of Investments (as set forth in 17 CFR 210.12-12) is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-end Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer required by Item 2 of Form N-CSR, is filed herein.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	On May 31, 2023, PricewaterhouseCoopers LLC (“PWC”) was dismissed as the independent registered public accounting firm to the Popular Total Return Fund. The Audit Committee of the Board participated in, and approved, the decision to change the independent registered public accounting firm on May 23, 2023.

PwC’s reports on the Fund’s financial statements for the two years ended March 31, 2023 and March 31, 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the two years ended March 31, 2023 and March 31, 2022, and the subsequent interim period through May 31, 2023 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for the two years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Fund requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating PwC agrees with the statements.  A copy of the letter from PwC to the SEC is filed as an Exhibit to this Form N-CSR.

The Audit Committee of the Board approved the engagement of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2024.  During the Fund’s two years ended March 31, 2023 and March 31, 2022, and the subsequent interim period through May 31, 2023, neither the Fund, nor anyone on its behalf, consulted with EY on items which:(1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years March 31, 2023 and March 31, 2022.

EY, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending March 31, 2024. EY has advised the Fund of its independence with respect to the Fund, in accordance with the applicable requirements of the SEC.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Popular Total Return Fund, Inc.

By:	/s/ Javier Rubio Robles
Javier Rubio Robles
Principal Executive Officer/President

Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below on behalf of the Registrant and in the capacities and on the dates indicated.

Popular Total Return Fund, Inc.

By:	/s/ James A. Gallo
James A. Gallo
Principal Financial Officer/Treasurer

Date:	June 9, 2023